The AAL Mutual Funds

        Supplement Dated June 2, 1997, to the prospectus dated January 8, 1997, for The AAL Mutual Funds (The AAL Capital Growth, Mid Cap Stock,
        Small Cap Stock, International, Utilities, Bond, Municipal Bond,
                    High Yield Bond and Money Market Funds).

       Proposed Change to Objective and Industry Concentration Policy --
                             The AAL Utilities Fund

The Board of Trustees of The AAL Mutual Funds is recommending a change to the investment objective and industry concentration policy of The AAL Utilities Fund (the "Fund"). Presently, the Fund seeks current income, long-term growth of income and capital growth by investing primarily in a diversified portfolio of public utilities securities. As a matter of fundamental policy, the Fund invests at least sixty-five percent (65%) of its assets in securities issued by public utilities companies. Recent developments within the utilities industry have caused the number of public utilities securities appropriate to achieving the Fund's objective, and which otherwise meet the Fund's investment criteria, to decline. The Board of Trustees concluded that the Fund's industry concentration policy is impeding its ability to achieve its investment objective.

Accordingly, the Board of Trustees is recommending that the Fund no longer concentrate its investments in the public utilities industry. Rather, the Fund should continue its present objective to seek current income, long-term growth of income and capital growth by investing in equity securities and securities exchangeable or convertible into equity securities issued by companies in any industry. The Fund would seek securities it believes offer higher than average dividend yields and favorable prospects for future growth and dividends. The Fund would seek securities fitting these criteria that it believes are underpriced relative to securities of companies with comparable fundamentals, thereby offering an opportunity for capital appreciation.

Because the Fund's investment objective and industry concentration policy are fundamental, the proposed change is subject to approval by shareholders. Proxy material will be prepared and circulated to shareholders of the Fund in mid-June 1997 to recommend, and solicit their approval of, the proposed change. If approved by the shareholders, the proposed change would take effect beginning September 1, 1997, at which time the Fund would change its name to The AAL Equity Income Fund.